UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-16530                13-3236325
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

     777 Third Avenue, New York, NY                                10017
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (212) 446-0200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) The following exhibits are included herewith unless otherwise indicated:

            99.1  Registrant's press release dated August 12, 2003.

Item 9. Regulation FD Disclosure.

On August 12, 2003, the Registrant announced that it expects its common stock to be delisted from the Nasdaq SmallCap Market effective on or about September 3, 2003, and that it expects, although no assurances can be made, that its common stock will be quoted on the Over-the-Counter Bulletin Board beginning on the trading day following such delisting.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003                    BRANDPARTNERS GROUP, INC.

                                         By: /s/ Sharon Burd
                                             -----------------------------------
                                             Name:  Sharon Burd
                                             Title: Chief Financial Officer


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